SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 7, 2003

HOME PROPERTIES OF NEW YORK, INC.
(Exact name of Registrant as specified in its Charter)

MARYLAND	1-13136 No.	16-1455126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

850 Clinton Square, Rochester, New York 14604
www.homeproperties.com
(Address of principal executive offices and internet site)

(585) 546-4900
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      c. Exhibits

      Exhibit 99.1 Press Release
      Exhibit 99.2 Supplemental Information

ITEM 9. REGULATION FD DISCLOSURE

        On February 7, 2003, the Registrant issued a press release announcing its results for the fourth quarter of 2002. The related press release is attached hereto as Exhibit 99.1.

        Attached as Exhibit 99.2 is information supplemental to the financial information contained in the February 7, 2003, press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 13, 2003	HOME PROPERTIES OF NEW YORK INC. (Registrant)

By: /s/ David P. Gardner
David P. Gardner, Senior Vice President and Chief Financial Officer